UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________________
FORM 8-K
_______________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 2, 2015 (June 2, 2015)

_______________________________
ENDO INTERNATIONAL PLC
(Exact Name of Registrant as Specified in Its Charter)
_______________________________

Ireland	001-36326	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

First Floor, Minerva House, Simmonscourt Road, Ballsbridge, Dublin 4, Ireland	Not Applicable
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code 011-353-1-268-2000
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Endo International plc (the Company) is filing this Current Report on Form 8-K to update the presentation of certain financial information and related disclosures included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the Securities and Exchange Commission (the SEC) on March 2, 2015 (the 2014 Form 10-K). The updates to the 2014 Form 10-K retrospectively reflect the presentation of the majority of the assets and liabilities of the American Medical Systems Holdings, Inc. (AMS) business, which comprises the entirety of our Devices segment, as held for sale, and the results of its operations as discontinued operations. Certain of AMS’s assets and liabilities, primarily with respect to its product liability accrual for all known pending and estimated future claims related to vaginal mesh cases, the related qualified settlement funds and certain intangible and fixed assets, are not classified as held for sale based on management’s current expectation that these assets and liabilities will remain with the Company subsequent to sale.
The updates to the 2014 Form 10-K reflect the Company's previously disclosed and ongoing efforts to sell its AMS business and are consistent with the presentation included in the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 2015, which was filed with the SEC on May 11, 2015.
Exhibit 99.1 to this Current Report on Form 8-K contains the following items from the 2014 Form 10-K, which have been updated to reflect the presentation of assets and liabilities held for sale and discontinued operations as described above:

•	Part II, Item 6. Selected Financial Data;

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations;

•	Part II, Item 8. Financial Statements and Supplementary Data; and

•	Part IV, Item 15. Exhibits, Financial Statement Schedules.
The information in this Current Report on Form 8-K supersedes what was in the 2014 Form 10-K. Other information from the 2014 Form 10-K is not being updated in connection with this Current Report on Form 8-K.
This information has been revised as described above and has not been updated for events occurring after the filing of the 2014 Form 10-K. Accordingly, this Current Report on Form 8-K does not purport to update amounts or disclosures for any information, uncertainties, transactions, risks, events or trends occurring, or known to management, except as is related to the items described above. For other developments since the filing of the 2014 Form 10-K, refer to the Company’s Form 10-Q for the quarterly period ended March 31, 2015 and other filings made by the Company subsequent to the filing of the 2014 Form 10-K. The information in this Current Report on Form 8-K should be read in conjunction with the Company’s previously filed Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and the Company’s subsequent filings with the SEC.
Item 9.01.    Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.
Not applicable.

(b)	Pro Forma Financial Information.
Not applicable.

(c)	Shell Company Transactions.
Not applicable.

(d)	Exhibits.

Exhibit Number	Description
23.1	Consent of PricewaterhouseCoopers LLP

23.2	Consent of Deloitte & Touche LLP

99.1	Updates to Annual Report on Form 10-K for the year ended December 31, 2014

101
The following materials from Endo International plc’s Annual Report on Form 10-K for the year ended December 31, 2014, formatted in XBRL (eXtensible Business Reporting Language): (i) the Consolidated Balance Sheets, (ii) the Consolidated Statements of Operations, (iii) the Consolidated Statements of Comprehensive Loss, (iv) the Consolidated Statements of Stockholders’ Equity, (v) the Consolidated Statements of Cash Flows and (vi) the Notes to Consolidated Financial Statements

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO INTERNATIONAL PLC
(Registrant)

By:	/s/ Matthew J. Maletta
Name:	Matthew J. Maletta
Title:	Executive Vice President, Chief Legal Officer
Dated: June 2, 2015

INDEX TO EXHIBITS

Exhibit Number	Description
23.1	Consent of PricewaterhouseCoopers LLP

23.2	Consent of Deloitte & Touche LLP

99.1	Updates to Annual Report on Form 10-K for the year ended December 31, 2014

101
The following materials from Endo International plc’s Annual Report on Form 10-K for the year ended December 31, 2014, formatted in XBRL (eXtensible Business Reporting Language): (i) the Consolidated Balance Sheets, (ii) the Consolidated Statements of Operations, (iii) the Consolidated Statements of Comprehensive Loss, (iv) the Consolidated Statements of Stockholders’ Equity, (v) the Consolidated Statements of Cash Flows and (vi) the Notes to Consolidated Financial Statements